UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2023

The Necessity Retail REIT, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-38597	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Fifth Avenue, 30th Floor New York, New York	10019
(Address of Principal Executive Offices)	(zip code)

Registrant’s telephone number, including area code: (212) 415-6500

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	RTL	The Nasdaq Global Select Market
7.50% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	RTLPP	The Nasdaq Global Select Market
7.375% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	RTLPO	The Nasdaq Global Select Market
Preferred Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on May 23, 2023, The Necessity Retail REIT, Inc., a Maryland corporation (“RTL” or the “Company”), The Necessity Retail REIT Operating Partnership, L.P., a Delaware limited partnership (“RTL OP”), Global Net Lease, Inc., a Maryland corporation (“GNL”), Global Net Lease Operating Partnership, L.P., a Delaware limited partnership (“GNL OP”), Osmosis Sub I, LLC, a Maryland limited liability company and wholly-owned subsidiary of GNL (“REIT Merger Sub”), and Osmosis Sub II, LLC, a Delaware limited liability company and wholly-owned subsidiary of GNL OP (“OP Merger Sub”), entered into an Agreement and Plan of Merger (the “REIT Merger Agreement”). Subject to the terms and conditions of the REIT Merger Agreement, at the effective time of the merger (the “REIT Merger Effective Time”), RTL will merge with and into REIT Merger Sub, with REIT Merger Sub continuing as the surviving entity and a wholly-owned subsidiary of GNL (the “REIT Merger”), and OP Merger Sub will merge with and into RTL OP, with RTL OP continuing as the surviving entity (the “OP Merger” and, together with the REIT Merger, the “Mergers”). The Company also entered into an agreement (the “Internalization Merger Agreement”) to internalize the advisory and property management functions of the combined company following the Mergers (the “Combined Company”) through a series of mergers with the advisors and property managers for each of the Company and GNL (the “Internalization Merger,” and, together with the REIT Merger and the OP Merger, the “Proposed Transactions”).

In connection with the Proposed Transactions, GNL filed a registration statement on Form S-4 (333-273156) (as amended, the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”). On July 18, 2023, the Registration Statement was declared effective by the SEC. On July 18, 2023, the Company and GNL filed a joint proxy statement/prospectus with respect to the special meetings of stockholders of the Company and GNL which has been disseminated to the Company’s stockholders and GNL’s stockholders (the “Joint Proxy Statement/Prospectus”).

* * * * * * * * * * * *

SUPPLEMENT TO JOINT PROXY STATEMENT/PROSPECTUS

The supplemental disclosures contained below supplement the Joint Proxy Statement/Prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus, which is available on the website maintained by the SEC at http://www.sec.gov, along with periodic reports and other information RTL and GNL file with the SEC. To the extent that the information set forth herein differs from or updates information contained in the Joint Proxy Statement/Prospectus, the information set forth herein shall supersede or supplement the information in the Joint Proxy Statement/Prospectus. All page references are to pages in the Joint Proxy Statement/Prospectus, and terms used below, unless otherwise defined, have the meanings set forth in the Joint Proxy Statement/Prospectus.

The section of the Joint Proxy Statement/Prospectus entitled “The Companies—The Combined Company—Indebtedness of the Combined Company” is amended and supplemented as follows:

1.	The following supplemental disclosure is inserted after the second full paragraph on page 43 of the Joint Proxy Statement/Prospectus:

The GNL Credit Facility Accordion

In connection with the GNL Credit Facility, GNL OP has agreed in principle with KeyBank National Association, in its capacity as administrative agent, on non-binding terms and conditions governing an expansion of $500 million in revolving credit commitments available under the GNL Credit Facility (the “Accordion”). Under the REIT Merger Agreement, GNL is required to repay all amounts outstanding under the RTL Credit Facility, and GNL expects to use the increased commitments from the Accordion to facilitate this repayment and to create additional availability after the Proposed Transactions are completed. If the amendment is approved, the GNL Credit Facility will mature on October 8, 2026, provided that GNL OP will have two six-month extension options.

The following summarizes the material non-binding terms and conditions and is subject to the execution and delivery of definitive agreements. The definitive agreement will contain various covenants relating to items such as asset concentration and the maximum value ascribed to any particular asset.

Further, GNL will be required to comply with certain financial covenants, including:

•	Maximum Leverage Ratio. The ratio of (i) indebtedness to (ii) total asset value cannot exceed 60.0%; provided that GNL OP will have the option to increase this limit to 65% for the two consecutive quarters following a material acquisition, not to be exercised more than three times during the term of the GNL Credit Facility.

•	Minimum Fixed Charge Coverage Ratio. The ratio of (i) Adjusted EBITDA to (ii) fixed charges cannot be less than 1.60 to 1.0.

•	Maximum Secured Leverage Ratio. The ratio of (i) secured indebtedness to (ii) total asset value cannot exceed 45.0%; provided that GNL will have the option to increase the foregoing limit to 50% for the two consecutive quarters following a material acquisition, not to be exercised more than three times during the term of the GNL Credit Facility.

•	Maximum Secured Recourse Debt Ratio: The ratio of (i) secured recourse debt to (ii) total asset value cannot exceed 15%.

•	Minimum Tangible Net Worth. Tangible net worth cannot at any time be less than (i) 80% of the tangible net worth on the closing date of the Accordion plus (ii) an amount equal to 80% of net equity proceeds received by GNL after the closing date of the Accordion.
•	Maximum Unencumbered Leverage. The ratio of (i) unsecured indebtedness to (ii) unencumbered asset value cannot exceed 60%.

•	Unencumbered Debt Service Coverage Ratio. The ratio of (i) unencumbered net operating income for the most recent four fiscal quarter period to (ii) the implied debt service, cannot be less than 1.50 to 1.0.

There will also continue to be limits on the amount of dividends that GNL may pay equal to the greater of (i) 100% of AFFO (calculated as of the last day of the most recently ended fiscal quarter for the four quarter period ending on such date) (provided that, for one fiscal quarter every calendar year, such amount may exceed 100% of AFFO but not exceed 105% of AFFO) and (ii) the amount of restricted payments (including any share repurchases) required to be paid in the form of cash by GNL in order for it to (x) maintain its REIT status for federal and state income tax purposes and (y) avoid the payment of federal and state income or excise tax. During a payment or bankruptcy event of default restricted payments by GNL will only be permitted up to the minimum amount needed to maintain GNL’s status as a REIT for federal and state income tax purposes.

The definitive agreement is expected to include change of control provisions, under which a change of control will exist upon the occurrence of certain events including changes to the ownership of the voting stock or voting interests of GNL, the composition of the GNL Board or certain of GNL’s executive officers (not otherwise approved by the GNL Board), GNL’s ownership or control of GNL OP, GNL’s ownership of each subsidiary guarantor or GNL OP’s ownership of each unencumbered property subsidiary.

The closing of the Accordion is subject to, among other things, the consummation of the Proposed Transactions. The terms of the existing loan documentation governing the GNL Credit Facility will continue to govern except for the modifications described in the term sheet and summarized herein.

The section of the Joint Proxy Statement/Prospectus entitled “Unaudited Pro Forma Condensed Combined Financial Information” is amended and supplemented as follows:

1.	The disclosure under the heading “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 226 of the Joint Proxy Statement/Prospectus is supplemented to include the unaudited pro forma condensed combined financial statements attached as Exhibit 99.1 and incorporated by reference herein, which consist of (i) the unaudited pro forma condensed combined balance sheet of the Combined Company as of June 30, 2023; and (ii) the unaudited pro forma condensed combined statements of operations of the Combined Company for the six months ended June 30, 2023 and for the year ended December 31, 2022.

The section of the Joint Proxy Statement/Prospectus entitled “Index to Financial Information—Financial Statements of the Internalization Parties” is amended and supplemented as follows:

1.	The unaudited combined financial statements of the Internalization Parties as of March 31, 2023 and for the three months ended March 31, 2022 and 2023 beginning on page F-18 of the Joint Proxy Statement/Prospectus are supplemented to include the unaudited combined financial statements of the Internalization Parties as of June 30, 2023 and for the three and six months ended June 30, 2022 and 2023, which are attached as Exhibit 99.2 and incorporated by reference herein.

Forward-Looking Statements

The statements in this Current Report on Form 8-K that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. In addition, words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” expects,” “plans,” “intends,” “would,” or similar expressions indicate a forward-looking statement, although not all forward-looking statements contain these identifying words. Any statements referring to the future value of an investment in the Company, including the adjustments giving effect to the Company merging with and into Osmosis Sub I, LLC, with Osmosis Sub I, LLC continuing as the surviving entity and wholly-owned subsidiary of GNL (the “REIT Merger”) and GNL and the Company becoming internally managed (the “Internalization Merger” and, together with the REIT Merger, the “Proposed Transactions”) as described in this communication, as well as the potential success that the Company may have in executing the REIT Merger and Internalization Merger, are also forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause the Company’s actual or anticipated results to differ materially from those contemplated by such forward-looking statements, including but not limited to: (i) the Company’s ability to complete the REIT Merger and Internalization Merger on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approvals and satisfaction of other closing conditions to consummate the Proposed Transactions, (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Internalization Merger Agreement and REIT Merger Agreement, each dated as of May 23, 2023 relating to the Proposed Transactions, (iii) the Company’s ability to obtain consents of applicable counterparties to certain of its lending agreements identified in the REIT Merger Agreement (iv) failure to realize the expected benefits of the REIT Merger and the Internalization Merger, (v) significant transaction costs or unknown or inestimable liabilities, (vi) risks related to diverting the attention of the Company’s management from ongoing business operations, (vii) the risk of shareholder litigation in connection with the Proposed Transactions, including resulting expense or delay, (viii) the risk that the Company’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected, (ix) risks related to the market value of GNL’s common stock to be issued in the Proposed Transactions, (x) potential adverse effects of the ongoing global COVID-19 pandemic, including actions taken to contain or treat COVID-19, on the Company, the Company’s tenants and the global economy and financial market and (xi) the risk that one or more parties to the REIT Merger Agreement may not fulfil its obligations under the agreement, as well as the additional risks, uncertainties and other important factors set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 23, 2023, and all other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law.

Additional Information About the REIT Merger and Internalization Merger and Where to Find It

In connection with the Proposed Transactions, on July 6, 2023, GNL filed with the SEC a registration statement on Form S-4 (as amended on July 17, 2023), which includes a document that serves as a prospectus of GNL and a joint proxy statement of GNL and the Company (the “joint proxy statement/prospectus”). Each party also plans to file other relevant documents with the SEC regarding the Proposed Transactions. The Form S-4 became effective on July 18, 2023. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. The Company commenced mailing the definitive joint proxy statement/prospectus to stockholders on or about July 19, 2023. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company with the SEC are available free of charge on the Company’s website at www.necessityretailreit.com or by contacting the Company’s Investor Relations at ir@rtlreit.com.

Participants in the Proxy Solicitation

The Company and its respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the Proposed Transactions. Information about the directors and executive officers of the Company is available in the proxy statement for its 2023 Annual Meeting, as incorporated by reference in the joint proxy statement/prospectus. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the Proposed Transactions. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. Investors may obtain free copies of these documents from the Company as indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited pro forma condensed combined financial statements of the Combined Company as of June 30, 2023, for the six months ended June 30, 2023 and for the year ended December 31, 2022.
99.2	Unaudited combined financial statements of the Internalization Parties (Global Net Lease Advisors LLC, Necessity Retail Advisors, LLC, Global Net Lease Properties, LLC, and Necessity Retail Properties, LLC) as of June 30, 2023 and for the three and six months ended June 30, 2022 and 2023.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE NECESSITY RETAIL REIT, INC.

By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chief Executive Officer and President (Principal Executive Officer)

Dated: August 9, 2023